Prospectus supplement dated October 12, 2016
to the following prospectus(es):
Waddell & Reed Accumulation VUL – NLAIC, Waddell & Reed Accumulation VUL - New York, Waddell & Reed Protection VUL – NLAIC, Waddell & Reed Advisors Select Plus Annuity, Waddell & Reed Advisors Select Reserve Annuity, Waddell & Reed Advisors Select Preferred, Waddell & Reed Advisors Select Preferred (2.0), Waddell & Reed Advisors Select Preferred NY (2.0), and Waddell & Reed Protection VUL - New York prospectuses dated May 1, 2016
Waddell & Reed Advisors Select Income Annuity prospectus dated May 1, 2014
Waddell & Reed Advisors Survivorship Life prospectus dated May 1, 2009
Waddell & Reed Advisors Select Annuity, Waddell & Reed Advisors Select Life, and Waddell & Reed Advisors Select Life II prospectuses dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The prospectus offers the following underlying mutual fund as investment option. Effective October 14, 2016, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
Ivy Funds Variable Insurance Portfolios – Money Market	Ivy Funds Variable Insurance Portfolios – Government Money Market
WRSS-0016